NASDAQ: AIRT Q2 FY21 Update NOV 2020 A PORTFOLIO OF POWERFUL COMPANIES

Statements in this document, which contain more than historical information, may be considered forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), which are subject to risks and uncertainties. Actual results may differ materially from those expressed in the forward-looking statements because of important potential risks and uncertainties, including, but not limited to, the risk that contracts with major customers will be terminated or not extended, future economic conditions and their impact on the Company's customers, the Company's ability to recover on its investments, including recently acquired companies, the timing and amounts of future orders under the Company's Global Ground Support subsidiary’s contracts, and risks and uncertainties related to business acquisitions, including the ability to successfully achieve the anticipated benefits of the acquisitions, inflation rates, competition, changes in technology or government regulation, information technology disruptions, and the impact of any future terrorist activities in the United States and abroad. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. The Company is under no obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Potential investors should review the Company’s risk factors contained in its reports filed with the Securities and Exchange Commission prior to investing. 2 SAFE HARBOR

3 ■ AIR T, INC. (NASDAQ: AIRT) is an industrious American company focused on generating after tax cash flow per share. ■ Founded in 1980, our businesses have a history of growing. ■ Current management has been in place since 2013. The two largest shareholders have seats on the Board of Directors. WHO WE ARE OPERATING HIGHLIGHTS EXECUTIVE SUMMARY ■ AIR T, INC. operates 10 companies with 400+ employees. ■ In the six full years current management has operated the business, Revenues and Operating Income have increased 19% and 7% per annum, respectively. ■ For fiscal year end 2020, Revenues were $236.8 million and Operating Income was $7.3 million. ■ Since 9/30/13, shares outstanding have declined from 3.7m* to 2.9m or 22.7%. *Adjusted for 3/2 stock split

1. About AIR T, INC. 2. Q1 FY21 Performance 3. Our Growth Factors 4. Appendix - Risk Factors 4 CONTENTS

5 ABOUT AIR T, INC.

We are an industrious American company established 40 years and growing. 6 ■ Our businesses have a history of growth and cash flow generation. ■ We seek to identify and empower individuals and teams who will operate businesses well, increasing value over time. ■ We work to activate growth and overcome challenges, ultimately building businesses that flourish over the long-term. ■ Management has purchased a significant % of AIRT common stock in the open market, demonstrating real alignment with all common shareholders. ■ AIRT’s management team has a track record of successfully allocating capital.

“Investor-Operator Partnership” is designed to drive short and long-term value creation. 7 “We want our businesses to be managed by dynamic individuals within high-performance teams. We are set up to make space for dynamos and support their enterprises. The holding company team seeks to focus resources, activate growth and deliver long-term value for everyone associated with AIR T, INC.” - Nick NICK SWENSON CHAIRMAN & CEO

$237M 8 FY20 Revenue $7.3M FY20 Operating Income 3 CORE SEGMENTS 10 COMPANIES 400+ EMPLOYEES OVERNIGHT AIR CARGO COMMERCIAL AIRCRAFT & ENGINES AVIATION GROUND SUPPORT EQUIPMENT

AIR T, INC. Q2 FY21 Highlights (For the Three-Month Period Ended 9/30/20) 9 Q2 Results ■ Q2 FY21 saw revenue declines across all segments, but the largest change was in the Commercial Jet Engines and Parts segments, where revenues were down $11.7M compared to prior year Q2, due to overall declines in commercial aviation activity as a result of COVID-19. ■ Q2 FY21 Operating Income was down $4.2M vs. Q2 FY20 driven primarily by lower profitability in our Commercial Jet Engines and Parts segment due to COVID-19, partially offset by improved profitability in our Air Cargo Segment due to improved labor and overhead management. Q2 FY21 Q2 FY20 Change Revenue $35.6M $50.7M ($15.1M) Operating Income ($3.7M) $0.5M ($4.2M)

AIR T, INC. FY21 YTD Highlights (For the Six-Month Period Ended 9/30/20) 10 YTD Results ■ YTD FY21 saw revenue declines across both our Air Cargo segment (down $4.6M) and Commercial Jet Engines and Parts segment (down $23.3M). Air Cargo segment revenues declined due to fewer aircraft on lease with FedEx and lower third-party maintenance revenue. Commercial Jet Engines and Parts segment revenue was down year over year due to overall declines in commercial aviation activity as a result of COVID-19. ■ YTD FY21 operating income was down $5.4M vs. FY20 driven primarily by lower profitability in our Commercial Jet Engines and Parts segment due to COVID-19, offset by improved profitability in our Air Cargo Segment due to improved labor and overhead management. YTD FY21 YTD FY20 Change Revenue $72.6M $97.9M ($25.3M) Operating Income ($3.9M) $1.5M ($5.4M)

SEGMENT 1

Commercial Aircraft & Engines

- We buy aircraft and engines, then either lease, trade, or send them to part out.
- We supply parts to maintenance, repair and overhaul facilities (MRO).
- Companies in this segment include Contrail Aviation Support, JetYard, AirCo, and Worthington Aviation.
- This segment has been the most heavily-impacted segment by COVID-19.

Revenue, Q2 FY21	$6.1M
Revenue, Q2 FY20	$17.8M
Operating Income*, Q2 FY21	($2.3M)
Operating Income*, Q2 FY20	$1.1M

*Operating income excludes intercompany eliminations





A niche between aircraft owners and MRO shops, this segment will seek to grow by coordinating activities and raising investment capital.

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES

11

Overnight Air Cargo 12 SEGMENT 2 ■ We operate two of the seven FedEx feeder airlines. ■ Business units Mountain Air Cargo and CSA Air have a 40 year history with FedEx. An asset-light, predictable business. Revenue, Q2 FY21 $17.3M Revenue, Q2 FY20 $19.7M Operating Income*, Q2 FY21 $0.6M Operating Income*, Q2 FY20 $0.3M Air T Companies Since 1982, 1983 *Operating income excludes intercompany eliminations

Aviation Ground Support Equipment 13 SEGMENT 3 ■ We manufacture deicing equipment, scissor lift trucks and other ground support equipment. ■ Sole-source deicer supplier to the US Air Force for 18 years. ■ Highly efficient light manufacturing facility. ■ The segment is comprised of Global Ground Support LLC. Segment’s order backlog was $36.8 million as of 9/30/20 compared to $36.2 million 9/30/19 Revenue, Q2 FY21 $12.1M Revenue, Q2 FY20 $12.7M Operating Income*, Q2 FY21 $0.9M Operating Income*, Q2 FY20 $1.2M Air T Company Since 1998 *Operating income excludes intercompany eliminations

■ On September 2nd, 2020 we announced that our Board of Directors has approved an extension of the expiration date on our outstanding warrants (AIRTW) to purchase our 8% Trust Preferred (AIRTP) that had been set to expire September 8th 2020. The new expiration date has been set as January 15, 2021. This date is subject to further extension as determined by our Board of Directors. 14 Trust Preferred Warrants (AIRTW) Q2 NEWS

■ Two of our core business segments saw significant impacts due to COVID-19. Our Commercial Jet Engines and Parts segment is directly tied to activity levels in the domestic commercial aviation industry. A portion of our Air Cargo Segment revenue has historically been derived from aircraft maintenance revenue for parties other than FedEx. This area of the business has seen a large decline due to COVID-19 in both Q1 and Q2 of Fiscal 2021. ■ In April 2020 we secured a Paycheck Protection Program $8.2m loan under the CARES Act. The purpose of this loan is to maintain employee salaries through the economic disruption caused by COVID-19. This loan has a 1% interest rate, up to a 5-year maturity, and has the possibility of being forgiven upon application with the Treasury Department. We believe we have utilized these funds in ways that would make them eligible for forgiveness and we are currently working to finalize our forgiveness application. ■ Subsequent to the end of the quarter, on December 8 Contrail Aviation Support, our 79%-owned subsidiary, closed a $43.6M loan under the terms of the Main Street Lending Facility. The loan proceeds will be used as working capital to support the operations of Contrail in the ordinary course of business, including the acquisition from time to time of aircraft and engines. 15 COVID-19 Update Q2 NEWS

FY14 FY20 Commercial Aircraft & Engines Overnight Air Cargo Ground Support Equipment FINANCIAL HIGHLIGHTS Over the last six years, revenue has increased 181% and is more diversified. 16 +181% $236M* $84M SEGMENTS REVENUE 62% 38% 34% 22% 44% *Excludes revenue in FY20 earned outside of our core segments.

Non-Operating Assets 17 AIR T, Inc’s balance sheet includes $9.9 million of public and private securities, as of 9/30/20. OTHER AIR T, INC. Non-Operating Assets (In Millions) 9/30/20 Insignia Systems (ISIG) Stock – 3.5M Shares* $2.3 CCI Investment $3.4 Investments in BCCM Funds $0.5 TFS Partners LLC Investment $0.5 Other Investments $3.2 Total $9.9 *Based on closing price at 3/31/20

18 CAPITALIZATION TABLE AIR T, INC.’s capital structure is designed to appropriately shape our bet sizes; in part by utilizing non-recourse leverage For example, AIR T guarantees Contrail’s bank loans to a maximum limit of $1.6 million. AIR T, INC. DIRECT & GUARANTEED Interest Rate Maturity Date 9/30/2020 Revolver ($17m Capacity) Prime - 1% 8/31/2021 0.9$ Term Loans 1mo LIBOR + 2%, 4.50% 1/1/2028 10.9 Corporate Headquarters Real Estate 1mo LIBOR + 2% 1/1/2028 1.5 Trust Preferred 8% 6/7/2049 12.9 Term Note E* Greater of 1mo LIBOR +1.5% and 2.5% 6/25/2025 8.5 PPP Loan 1% 4/10/2022 8.2 Contrail Guarantee 1.6 Total Direct & Guaranteed 44.5$ NON- AIR T, INC. GUARANTEED Contrail Revolver ($40m Capacity) 1mo LIBOR + 3% 9/5/2021 21.8 Term 1mo LIBOR + 3.75% varies, 2021-2025 18.7 Less Air T, Inc. Guarantee (1.6) Total Contrail 38.9 AirCo I Greater of 6.5% of Prime + 2% 8/31/2021 7.5 Total Non-Air T, Inc. Guaranteed 46.4$ Less: Unamortized Debt Issuance Costs (0.3) Total Debt & Preferreds 90.6 Cash & Restricted Cash (12.9) Net Debt 77.7$ *cash secured loan

FINANCIAL HIGHLIGHTS 19 Since 9/30/2013, the share price of AIRT has increased at 5.7% per annum*. *Reporting period 9/30/13 to 12/2/20, includes $4M Trust Preferred dividend to common shareholders

FINANCIAL HIGHLIGHTS Since 1994, our company has had a history of long-term and sustained financial health. 20Note: FY2017 contained large non-cash impairments and inventory write-downs tied to our investment in Delphax Technologies - 50 100 150 200 250 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 Revenue ($ in Millions) (4) (2) - 2 4 6 8 10 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 Operating Income ($ in Millions)

21 GROWTH STRATEGIES

GROWTH STRATEGIES Our four growth strategies are... 22 ■ Invest to build our current high-performing businesses. ■ Seek to acquire new cash-flow generating businesses. ■ Identify great marketable securities or alternative assets. ■ Create unique investment products and fund alongside third- party capital partnerships.

GROWTH STRATEGY 1 We plan to reinvest in projects at our high-performing businesses by... 23 ■ Purchasing commercial aircraft for trading, leasing and part-out. ■ Purchasing engine parts inventory. ■ Funding deicer builds for Global Ground Support.

GROWTH STRATEGY 2 We seek to acquire new cash-flow generating businesses by... 24 ■ Identifying and acquiring high- performing businesses with edge in the marketplace, which either complement our current portfolio or diversify into industries beyond aviation.

GROWTH STRATEGY 3 We plan to identify great marketable securities or alternative assets by... 25 ■ Searching for another committed activist opportunity. ■ Investing in distressed and high yield securities. ■ Investing in small cap securities. ■ Further investing in our current securities portfolio.

GROWTH STRATEGY 4 We plan to create unique investment products with outside capital partners by... 26 ■ Offering thoughtful and sustainable products with attractive return profiles ■ Attracting and retaining sophisticated investment professionals and creating space for talented asset managers.

APPENDIX Risk Factors 27

The purchase of securities of Air T, Inc., the “Company,” is highly speculative and involves a very high degree of risk. An investment in the Company is suitable only for persons who can afford the loss of their entire investment. Accordingly, in making an investment decision with respect to the Company’s securities, investors should carefully consider all material risk factors, including the risks, uncertainties and additional information set forth below as well as set forth in (i) our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Currents Reports on Form 8-K, and our definitive proxy statements, all which are filed with the SEC, and (ii) our prospectus, filed as a part of our Registration Statement on Form S-1, which is filed with the SEC, and any supplement to the prospectus, including information in any documents subsequently incorporated by reference into the prospectus. Additional risks not presently known or are currently deemed immaterial could also materially and adversely affect our financial condition, results of operations, business and prospects. Risks Related to Our Dependence on Significant Customers ● We are significantly dependent on our contractual relationship with FedEx Corporation, the loss of which would have a material adverse effect on our business, results of operations and financial position. ● Changes in our agreements with FedEx subject us to greater operating risks. ● Because of our dependence on FedEx, we are subject to the risks that may affect FedEx’s operations. ● A material reduction in the aircraft we fly for FedEx could materially adversely affect our business and results of operations. ● Our ground support services segment has been dependent upon the revenues from two significant customers, the loss of which could materially impact the segment’s results. SUMMARY RISK FACTORS 28 For more detail and explanation, please see the Company’s S-1 filed with the SEC.

Other Business Risks ● Our business, financial condition and results of operations are dependent upon those of our individual businesses, and our aggregate investment in particular industries. ● Sales of deicing equipment can be affected by weather conditions. ● Our results of operations may be affected by the value of securities we hold for investment and we may be unable to liquidate our investments in a timely manner at full value. ● Our business may be adversely affected by information technology disruptions. ● Labor inflation could impact our profitability. ● Legacy technology systems require a unique technical skillset which is becoming more scarce. ● Future acquisitions and dispositions of our businesses and investments are possible, changing the components of our assets and liabilities, and if unsuccessful or unfavorable, could reduce the value of our securities. ● We face numerous risks and uncertainties as we expand our business. ● The failure of our information technology systems could adversely impact our reputation and financial performance. ● We may not be able to insure certain risks economically. ● We could experience significant increases in operating costs and reduced profitability due to competition for skilled management and staff employees in our operating businesses. ● Legal liability may harm our business. ● Future cash flows from operations or through financings may not be sufficient to enable the Company to meet its obligations, and this would likely have a material adverse effect on its businesses, financial condition and results of operations, and credit market volatility may affect our ability to refinance our existing debt, borrow funds under our existing lines of credit or incur additional debt. SUMMARY RISK FACTORS 29 For more detail and explanation, please see the Company’s S-1 filed with the SEC.

Continued - Other Business Risks ● Liens on our engines or aircraft could exceed the value of such assets, which could negatively affect our ability to repossess, lease or sell a particular engine or aircraft. ● In certain countries, an engine affixed to an aircraft may become an accession to the aircraft and we may not be able to exercise our ownership rights over the engine. ● Compliance with the regulatory requirements imposed on us as a public company results in significant costs that may have an adverse effect on our results. ● We are subject to governmental regulation and our failure to comply with these regulations could cause the government to withdraw or revoke our authorizations and approvals to do business and could subject us to penalties and sanctions that could harm our business. ● We have a concentrated shareholder base which has the power to contest the outcome of most matters submitted to the stockholders for approval and could affect our stock prices adversely if selling a substantial amount of stock. ● Our business might suffer if we were to lose the services of certain key employees. ● To service our debt and meet our other cash needs, we will require a significant amount of cash, which may not be available. ● Despite our substantial indebtedness, we might incur significantly more debt. ● We may be unable to generate sufficient returns on our aircraft and engine investments. ● A return to historically high fuel prices or continued volatility in fuel prices could affect the profitability of the aviation industry and our lessees’ ability to meet their lease payment obligations to us. ● Interruptions in the capital markets could impair our lessees’ ability to finance their operations, which could prevent the lessees from complying with payment obligations to us. ● Our lessees may fail to properly maintain our aircraft or engines. ● Our lessees may fail to adequately insure our aircraft or engines. SUMMARY RISK FACTORS 30 For more detail and explanation, please see the Company’s S-1 filed with the SEC.

Continued - Other Business Risks ● Our business strategy includes acquisitions, and acquisitions entail numerous risks, including the risk of management diversion and increased costs and expenses, all of which could negatively affect the Company’s profitability. ● We may sustain losses in our investment portfolio that could adversely affect our results of operations, financial condition and liquidity. ● Newly enacted U.S. government tax reform could have a negative impact on the results of future operations. ● We are affected by the risks faced by commercial aircraft operators and maintenance, repair and overhaul companies (“MROs”) because they are our customers. ● Our engine values and lease rates, which are dependent on the status of the types of aircraft on which engines are installed, and other factors, could decline. ● Upon termination of a lease, we may be unable to enter into new leases or sell the airframe, engine or its parts on acceptable terms. ● Failures by lessees to meet their maintenance and recordkeeping obligations under our leases could adversely affect the value of our leased engines and aircraft and our ability to lease the engines and aircraft in a timely manner following termination of the leases. ● Our operating results vary and comparisons to results for preceding periods may not be meaningful. ● We may not be able to repossess an engine or aircraft when the lessee defaults, and even if we are able to repossess the engine or aircraft, we may have to expend significant funds in the repossession, remarketing and leasing of the asset. ● We and our customers operate in a highly regulated industry and changes in laws or regulations may adversely affect our ability to lease or sell our engines or aircraft. ● Our aircraft, engines or parts could cause bodily injury or property damage, exposing us to liability claims. ● An increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability. ● We have risks in managing our portfolio of engines to meet customer needs. ● Our inability to maintain sufficient liquidity could limit our operational flexibility and also impact our ability to make payments on our obligations as they come due. SUMMARY RISK FACTORS 31 For more detail and explanation, please see the Company’s S-1 filed with the SEC.

Continued - Other Business Risks ● If our lessees fail to cooperate in returning our aircraft or engines following lease terminations, we may encounter obstacles and are likely to incur significant costs and expenses conducting repossessions. ● If our lessees fail to discharge aircraft liens for which they are responsible, we may be obligated to pay to discharge the liens. ● If our lessees encounter financial difficulties and we restructure or terminate our leases, we are likely to obtain less favorable lease terms. ● We may enter into strategic ventures that pose risks, including a lack of complete control over the enterprise, and potential unforeseen risks, any of which could adversely impact our financial results. ● Our policies and procedures designed to ensure compliance with applicable laws, including anti-bribery and corruption laws, may not be effective in all instances to prevent violations and as a result we may be subject to related governmental investigations. ● Foreign exchange rate fluctuations could adversely impact our aggregate foreign currency exposure. ● Cash may not be available to meet our financial obligations when due or enable us to capitalize on investment opportunities when they arise. ● Deficiencies in our public company financial reporting and disclosures could adversely impact our reputation. Risks Related to the Offering ● The ranking of the Company’s obligations under the junior subordinated debentures and the guarantee creates a risk that Air T Funding may not be able to pay amounts due to holders of the Capital Securities. ● The Company has the option to extend the interest payment period; tax consequences of a deferral of interest payments. ● Tax event redemption or investment company act redemption ● The Company may cause the Junior Subordinated Debentures to be distributed to the holders of the Capital Securities. ● There are limitations on direct actions against the Company and on rights under the guarantee. ● The covenants in the Indenture are limited. SUMMARY RISK FACTORS 32 For more detail and explanation, please see the Company’s S-1 filed with the SEC.

Continued - Risks Related to the Offering ● Holders of the Capital Securities will generally have limited voting rights. ● There is no existing public market for the Capital Securities; market prices may fluctuate based on numerous factors. SUMMARY RISK FACTORS 33 For more detail and explanation, please see the Company’s S-1 filed with the SEC.